PROMISSORY NOTE

$40,000 December 11, 2009

FOR VALUE RECEIVED, Victory Energy Corporation (the "Maker") hereby promises to pay to Dr. Ronald Zamber, or their successors and assigns for Loans to company (the "Payee"), a principal sum of forty thousand dollars (U.S. $40,000) (the "Principal Amount").

1. Payments and Maturity. The Principal and Interest Amount shall be due and payable on or before December 31, 2010.

2. Interest Rate. Interest shall accrue at 10% annual on the unpaid principal amount of this Secured Promissory Note.

3. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon, which shall be due and payable within fifteen (15) Business Days of the date on which the notice for the payment therefor is provided by the Payee. If the Maker fails to pay such payment hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Maker will pay interest thereon at a rate of 10% per annual (or such lesser amount permitted by applicable law), accruing daily from such date until such amount, plus all such interest thereon, is paid in full.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal and interest or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable;

(ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto; or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof makes a general assignment for the benefit of

creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

(iii) the Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the Promissory Note and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within fifteen (15) days after the date on which notice of such failure or breach shall have been given.

4. No Waiver of Payee's Rights, etc. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

5. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

6. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

7. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys' fees and expenses incurred by the Payee in pursuing collection of this Note.

8. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

9. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

10. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

11. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Clark, State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

12. **Definitions.** For the purposes hereof, the following terms shall have the following meanings:

13. **Termination.** The above agreement is for a 10 Month period commencing on the date hereof and will continue thereafter on a month-to-month basis until terminated by either the "Maker" or the "payee" with 30 days written notice.

14. "**Business Day**" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are authorized or required by law or other government action to close.

15. "**Person**" means a corporation, an association, a partnership, limited liability company an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

IN WITNESS WHEREOF, the Maker has caused this Promissory. Note to be duly executed and delivered as of the date first set forth above.

Maker: Victory Energy Corporation

[signature]

Authorized Corporate Signatory
Victory Energy Corporation
Name: Robert J. Miranda
Title: Chief Executive Officer

PROMISSORY NOTE

$10,000 November 27, 2009

FOR VALUE RECEIVED, Victory Energy Corporation (the "Maker") hereby promises to pay to Dr. Ronald Zamber, or their successors and assigns for Loans to company (the "Payee"), a principal sum of ten thousand dollars (U.S. $10,000) (the "Principal Amount").

1. Payments and Maturity. The Principal and Interest Amount shall be due and payable on or before December 31, 2010.

2. Interest Rate. Interest shall accrue at 10% annual on the unpaid principal amount of this Secured Promissory Note.

3. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon, which shall be due and payable within fifteen (15) Business Days of the date on which the notice for the payment therefor is provided by the Payee. If the Maker fails to pay such payment hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Maker will pay interest thereon at a rate of 10% per annual (or such lesser amount permitted by applicable law), accruing daily from such date until such amount, plus all such interest thereon, is paid in full.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal and interest or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable;

(ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto; or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof makes a general assignment for the benefit of

creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

(iii) the Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the Promissory Note and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within fifteen (15) days after the date on which notice of such failure or breach shall have been given.

4. No Waiver of Payee's Rights, etc. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

5. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

6. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

7. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys' fees and expenses incurred by the Payee in pursuing collection of this Note.

8. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

9. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

10. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

11. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Clark, State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

12. **Definitions.** For the purposes hereof, the following terms shall have the following meanings:

13. **Termination.** The above agreement is for a 10 Month period commencing on the date hereof and will continue thereafter on a month-to-month basis until terminated by either the "Maker" or the "payee" with 30 days written notice.

14. "**Business Day**" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are authorized or required by law or other government action to close.

15. "**Person**" means a corporation, an association, a partnership, limited liability company an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

IN WITNESS WHEREOF, the Maker has caused this Promissory. Note to be duly executed and delivered as of the date first set forth above.

Maker: Victory Energy Corporation

Authorized Corporate Signatory
Victory Energy Corporation
Name: Robert J. Miranda
Title: Chief Executive Officer

PROMISSORY NOTE

$10,000 November 13, 2009

FOR VALUE RECEIVED, Victory Energy Corporation (the "Maker") hereby promises to pay to Dr. Ronald Zamber, or their successors and assigns for Loans to company (the "Payee"), a principal sum of ten thousand dollars (U.S. $10,000) (the "Principal Amount").

1. Payments and Maturity. The Principal and Interest Amount shall be due and payable on or before December 31, 2010.

2. Interest Rate. Interest shall accrue at 10% annual on the unpaid principal amount of this Secured Promissory Note.

3. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon, which shall be due and payable within fifteen (15) Business Days of the date on which the notice for the payment therefor is provided by the Payee. If the Maker fails to pay such payment hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Maker will pay interest thereon at a rate of 10% per annual (or such lesser amount permitted by applicable law), accruing daily from such date until such amount, plus all such interest thereon, is paid in full.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal and interest or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable;

(ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto; or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any subsidiary. thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof makes a general assignment for the benefit of

creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

(iii) the Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the Promissory Note and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within fifteen (15) days after the date on which notice of such failure or breach shall have been given.

4. No Waiver of Payee's Rights, etc. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

5. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

6. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

7. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys' fees and expenses incurred by the Payee in pursuing collection of this Note.

8. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

9. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

10. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

11. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Clark, State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

12. **Definitions.** For the purposes hereof, the following terms shall have the following meanings:

13. **Termination.** The above agreement is for a 10 Month period commencing on the date hereof and will continue thereafter on a month-to-month basis until terminated by either the "Maker" or the "payee" with 30 days written notice.

14. "**Business Day**" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are authorized or required by law or other government action to close.

15. "**Person**" means a corporation, an association, a partnership, limited liability company an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

IN WITNESS WHEREOF, the Maker has caused this Promissory. Note to be duly executed and delivered as of the date first set forth above.

Maker: Victory Energy Corporation

____
Authorized Corporate Signatory
Victory Energy Corporation
Name: Robert J. Miranda
Title: Chief Executive Officer

PROMISSORY NOTE

$30,000 November 2, 2009

FOR VALUE RECEIVED, Victory Energy Corporation (the "Maker") hereby promises to pay to Dr. Ronald Zamber, or their successors and assigns for Loans to company (the "Payee"), a principal sum of thirty thousand dollars (U.S. $30,000) (the "Principal Amount").

1. Payments and Maturity. The Principal and Interest Amount shall be due and payable on or before December 31, 2010.

2. Interest Rate. Interest shall accrue at 10% annual on the unpaid principal amount of this Secured Promissory Note.

3. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon, which shall be due and payable within fifteen (15) Business Days of the date on which the notice for the payment therefor is provided by the Payee. If the Maker fails to pay such payment hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Maker will pay interest thereon at a rate of 10% per annual (or such lesser amount permitted by applicable law), accruing daily from such date until such amount, plus all such interest thereon, is paid in full.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary. or effected by operation of law or pursuant to any judgment, decree or order of any court. or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal and interest or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable;

(ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto; or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any subsidiary. thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof makes a general assignment for the benefit of

creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

(iii) the Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the Promissory Note and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within fifteen (15) days after the date on which notice of such failure or breach shall have been given.

4. No Waiver of Payee's Rights, etc. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

5. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

6. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

7. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys' fees and expenses incurred by the Payee in pursuing collection of this Note.

8. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

9. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

10. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

11. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Clark, State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

12. **Definitions.** For the purposes hereof, the following terms shall have the following meanings:

13. **Termination.** The above agreement is for a 10 Month period commencing on the date hereof and will continue thereafter on a month-to-month basis until terminated by either the "Maker" or the "payee" with 30 days written notice.

14. "**Business Day**" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are authorized or required by law or other government action to close.

15. "**Person**" means a corporation, an association, a partnership, limited liability company an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

IN WITNESS WHEREOF, the Maker has caused this Promissory. Note to be duly executed and delivered as of the date first set forth above.

Maker: Victory Energy Corporation

Authorized Corporate Signatory
Victory Energy Corporation
Name: Robert J. Miranda
Title: Chief Executive Officer

PROMISSORY NOTE

$20,000 October 13, 2009

FOR VALUE RECEIVED, Victory Energy Corporation (the "Maker") hereby promises to pay to Dr. Ronald Zamber, or their successors and assigns for Loans to company (the "Payee"), a principal sum of twenty thousand dollars (U.S. $20,000) (the "Principal Amount").

1. Payments and Maturity. The Principal and Interest Amount shall be due and payable on or before December 31, 2010.

2. Interest Rate. Interest shall accrue at 10% annual on the unpaid principal amount of this Secured Promissory Note.

3. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon, which shall be due and payable within fifteen (15) Business Days of the date on which the notice for the payment therefor is provided by the Payee. If the Maker fails to pay such payment hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Maker will pay interest thereon at a rate of 10% per annual (or such lesser amount permitted by applicable law), accruing daily from such date until such amount, plus all such interest thereon, is paid in full.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal and interest or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable;

(ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto; or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof makes a general assignment for the benefit of

creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

(iii) the Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the Promissory Note and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within fifteen (15) days after the date on which notice of such failure or breach shall have been given.

4. No Waiver of Payee's Rights, etc. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

5. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

6. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

7. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys' fees and expenses incurred by the Payee in pursuing collection of this Note.

8. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

9. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

10. <u>Due Authorization</u>. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

11. <u>Governing Law</u>. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Clark, State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

12. **<u>Definitions</u>.** For the purposes hereof, the following terms shall have the following meanings:

13. **<u>Termination</u>.** The above agreement is for a 10 Month period commencing on the date hereof and will continue thereafter on a month-to-month basis until terminated by either the "Maker" or the "payee" with 30 days written notice.

14. "**<u>Business Day</u>**" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are authorized or required by law or other government action to close.

15. "**<u>Person</u>**" means a corporation, an association, a partnership, limited liability company an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

IN WITNESS WHEREOF, the Maker has caused this Promissory. Note to be duly executed and delivered as of the date first set forth above.

Maker: Victory Energy Corporation

[signature]

Authorized Corporate Signatory
Victory Energy Corporation
Name: Robert J. Miranda
Title: Chief Executive Officer

PROMISSORY NOTE

$30,000 August 26, 2009

FOR VALUE RECEIVED, Victory Energy Corporation (the "Maker") hereby promises to pay to Dr. Ronald Zamber, or their successors and assigns for Loans to company (the "Payee"), a principal sum of thirty thousand dollars (U.S. $30,000) (the "Principal Amount").

1. Payments and Maturity. The Principal and Interest Amount shall be due and payable on or before December 31, 2010.

2. Interest Rate. Interest shall accrue at 10% annual on the unpaid principal amount of this Secured Promissory Note.

3. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon, which shall be due and payable within fifteen (15) Business Days of the date on which the notice for the payment therefor is provided by the Payee. If the Maker fails to pay such payment hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Maker will pay interest thereon at a rate of 10% per annual (or such lesser amount permitted by applicable law), accruing daily from such date until such amount, plus all such interest thereon, is paid in full.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary. or effected by operation of law or pursuant to any judgment, decree or order of any court. or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal and interest or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable;

(ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto; or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any subsidiary. thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof makes a general assignment for the benefit of

creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

(iii) the Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the Promissory Note and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within fifteen (15) days after the date on which notice of such failure or breach shall have been given.

4. No Waiver of Payee's Rights, etc. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

5. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

6. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

7. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys' fees and expenses incurred by the Payee in pursuing collection of this Note.

8. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

9. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

10. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

11. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Clark, State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

12. **Definitions.** For the purposes hereof, the following terms shall have the following meanings:

13. **Termination.** The above agreement is for a 10 Month period commencing on the date hereof and will continue thereafter on a month-to-month basis until terminated by either the "Maker" or the "payee" with 30 days written notice.

14. "**Business Day**" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are authorized or required by law or other government action to close.

15. "**Person**" means a corporation, an association, a partnership, limited liability company an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

IN WITNESS WHEREOF, the Maker has caused this Promissory. Note to be duly executed and delivered as of the date first set forth above.

Maker: Victory Energy Corporation

Authorized Corporate Signatory
Victory Energy Corporation
Name: Robert J. Miranda
Title: Chief Executive Officer

PROMISSORY NOTE

$50,000 July 23, 2009

FOR VALUE RECEIVED, Victory Energy Corporation (the "Maker") hereby promises to pay to The Eye Clinic of Fairbanks, Inc., or their successors and assigns for Loans to company (the "Payee"), a principal sum of fifty thousand dollars (U.S. $50,000) (the "Principal Amount").

1. Payments and Maturity. The Principal and Interest Amount shall be due and payable on or before December 31, 2010.

2. Interest Rate. Interest shall accrue at 10% annual on the unpaid principal amount of this Secured Promissory Note.

3. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon, which shall be due and payable within fifteen (15) Business Days of the date on which the notice for the payment therefor is provided by the Payee. If the Maker fails to pay such payment hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Maker will pay interest thereon at a rate of 10% per annual (or such lesser amount permitted by applicable law), accruing daily from such date until such amount, plus all such interest thereon, is paid in full.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal and interest or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable;

(ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto; or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any subsidiary, thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof makes a general assignment for the benefit of

creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

(iii) the Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the Promissory Note and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within fifteen (15) days after the date on which notice of such failure or breach shall have been given.

4. No Waiver of Payee's Rights, etc. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

5. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

6. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

7. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys' fees and expenses incurred by the Payee in pursuing collection of this Note.

8. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

9. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

10. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

11. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Clark, State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

12. **Definitions.** For the purposes hereof, the following terms shall have the following meanings:

13. **Termination.** The above agreement is for a 10 Month period commencing on the date hereof and will continue thereafter on a month-to-month basis until terminated by either the "Maker" or the "payee" with 30 days written notice.

14. "**Business Day**" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are authorized or required by law or other government action to close.

15. "**Person**" means a corporation, an association, a partnership, limited liability company an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

IN WITNESS WHEREOF, the Maker has caused this Promissory. Note to be duly executed and delivered as of the date first set forth above.

Maker: Victory Energy Corporation

Authorized Corporate Signatory
Victory Energy Corporation
Name: Robert J. Miranda
Title: Chief Executive Officer

PROMISSORY NOTE

$30,000 July 2, 2009

FOR VALUE RECEIVED, Victory Energy Corporation (the "Maker") hereby promises to pay to The Eye Clinic of Fairbanks, Inc., or their successors and assigns for Loans to company (the "Payee"), a principal sum of thirty thousand dollars (U.S. $30,000) (the "Principal Amount").

1. Payments and Maturity. The Principal and Interest Amount shall be due and payable on or before December 31, 2010.

2. Interest Rate. Interest shall accrue at 10% annual on the unpaid principal amount of this Secured Promissory Note.

3. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon, which shall be due and payable within fifteen (15) Business Days of the date on which the notice for the payment therefor is provided by the Payee. If the Maker fails to pay such payment hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Maker will pay interest thereon at a rate of 10% per annual (or such lesser amount permitted by applicable law), accruing daily from such date until such amount, plus all such interest thereon, is paid in full.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary. or effected by operation of law or pursuant to any judgment, decree or order of any court. or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal and interest or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable;

(ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto; or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any subsidiary. thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof makes a general assignment for the benefit of

creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

(iii) the Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the Promissory Note and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within fifteen (15) days after the date on which notice of such failure or breach shall have been given.

4. No Waiver of Payee's Rights, etc. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

5. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

6. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

7. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys' fees and expenses incurred by the Payee in pursuing collection of this Note.

8. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

9. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

10. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

11. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Clark, State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

12. **Definitions.** For the purposes hereof, the following terms shall have the following meanings:

13. **Termination.** The above agreement is for a 10 Month period commencing on the date hereof and will continue thereafter on a month-to-month basis until terminated by either the "Maker" or the "payee" with 30 days written notice.

14. "**Business Day**" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are authorized or required by law or other government action to close.

15. "**Person**" means a corporation, an association, a partnership, limited liability company an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

IN WITNESS WHEREOF, the Maker has caused this Promissory. Note to be duly executed and delivered as of the date first set forth above.

Maker: Victory Energy Corporation

Authorized Corporate Signatory
Victory Energy Corporation
Name: Robert J. Miranda
Title: Chief Executive Officer

PROMISSORY NOTE

$15,000 June 22, 2009

FOR VALUE RECEIVED, Victory Energy Corporation (the "Maker") hereby promises to pay to Dr. Ronald Zamber, or their successors and assigns for Loans to company (the "Payee"), a principal sum of fifteen thousand dollars (U.S. $15,000) (the "Principal Amount").

1. Payments and Maturity. The Principal and Interest Amount shall be due and payable on or before December 31, 2010.

2. Interest Rate. Interest shall accrue at 10% annual on the unpaid principal amount of this Secured Promissory Note.

3. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon, which shall be due and payable within fifteen (15) Business Days of the date on which the notice for the payment therefor is provided by the Payee. If the Maker fails to pay such payment hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Maker will pay interest thereon at a rate of 10% per annual (or such lesser amount permitted by applicable law), accruing daily from such date until such amount, plus all such interest thereon, is paid in full.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary. or effected by operation of law or pursuant to any judgment, decree or order of any court. or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal and interest or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable;

(ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto; or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any subsidiary. thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof makes a general assignment for the benefit of

creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

(iii) the Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the Promissory Note and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within fifteen (15) days after the date on which notice of such failure or breach shall have been given.

4. No Waiver of Payee's Rights, etc. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

5. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

6. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

7. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys' fees and expenses incurred by the Payee in pursuing collection of this Note.

8. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

9. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

10. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

11. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Clark, State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

12. **Definitions.** For the purposes hereof, the following terms shall have the following meanings:

13. **Termination.** The above agreement is for a 10 Month period commencing on the date hereof and will continue thereafter on a month-to-month basis until terminated by either the "Maker" or the "payee" with 30 days written notice.

14. "**Business Day**" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are authorized or required by law or other government action to close.

15. "**Person**" means a corporation, an association, a partnership, limited liability company an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

IN WITNESS WHEREOF, the Maker has caused this Promissory. Note to be duly executed and delivered as of the date first set forth above.

Maker: Victory Energy Corporation

Authorized Corporate Signatory
Victory Energy Corporation
Name: Robert J. Miranda
Title: Chief Executive Officer

PROMISSORY NOTE

$10,000 April 30, 2009

FOR VALUE RECEIVED, Victory Energy Corporation (the "Maker") hereby promises to pay to Dr. Ronald Zamber, or their successors and assigns for Loans to company (the "Payee"), a principal sum of ten thousand dollars (U.S. $10,000) (the "Principal Amount").

1. Payments and Maturity. The Principal and Interest Amount shall be due and payable on or before December 31, 2010.

2. Interest Rate. Interest shall accrue at 10% annual on the unpaid principal amount of this Secured Promissory Note.

3. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon, which shall be due and payable within fifteen (15) Business Days of the date on which the notice for the payment therefor is provided by the Payee. If the Maker fails to pay such payment hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Maker will pay interest thereon at a rate of 10% per annual (or such lesser amount permitted by applicable law), accruing daily from such date until such amount, plus all such interest thereon, is paid in full.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal and interest or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable;

(ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto; or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any subsidiary, thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof makes a general assignment for the benefit of

creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

(iii) the Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the Promissory Note and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within fifteen (15) days after the date on which notice of such failure or breach shall have been given.

4. No Waiver of Payee's Rights, etc. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

5. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

6. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

7. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys' fees and expenses incurred by the Payee in pursuing collection of this Note.

8. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

9. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

10. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

11. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Clark, State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

12. **Definitions.** For the purposes hereof, the following terms shall have the following meanings:

13. **Termination.** The above agreement is for a 10 Month period commencing on the date hereof and will continue thereafter on a month-to-month basis until terminated by either the "Maker" or the "payee" with 30 days written notice.

14. "**Business Day**" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are authorized or required by law or other government action to close.

15. "**Person**" means a corporation, an association, a partnership, limited liability company an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

IN WITNESS WHEREOF, the Maker has caused this Promissory. Note to be duly executed and delivered as of the date first set forth above.

Maker: Victory Energy Corporation

[signature]

Authorized Corporate Signatory
Victory Energy Corporation
Name: Robert J. Miranda
Title: Chief Executive Officer

PROMISSORY NOTE

$15,000 March 16, 2009

FOR VALUE RECEIVED, Victory Energy Corporation (the "Maker") hereby promises to pay to Dr. Ronald Zamber, or their successors and assigns for Loans to company (the "Payee"), a principal sum of fifteen thousand dollars (U.S. $15,000) (the "Principal Amount").

1. Payments and Maturity. The Principal and Interest Amount shall be due and payable on or before December 31, 2010.

2. Interest Rate. Interest shall accrue at 10% annual on the unpaid principal amount of this Secured Promissory Note.

3. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon, which shall be due and payable within fifteen (15) Business Days of the date on which the notice for the payment therefor is provided by the Payee. If the Maker fails to pay such payment hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Maker will pay interest thereon at a rate of 10% per annual (or such lesser amount permitted by applicable law), accruing daily from such date until such amount, plus all such interest thereon, is paid in full.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal and interest or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable;

(ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto; or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof makes a general assignment for the benefit of

creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

(iii) the Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the Promissory Note and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within fifteen (15) days after the date on which notice of such failure or breach shall have been given.

4. No Waiver of Payee's Rights, etc. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

5. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

6. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

7. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys' fees and expenses incurred by the Payee in pursuing collection of this Note.

8. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

9. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

10. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

11. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Clark, State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

12. **Definitions.** For the purposes hereof, the following terms shall have the following meanings:

13. **Termination.** The above agreement is for a 10 Month period commencing on the date hereof and will continue thereafter on a month-to-month basis until terminated by either the "Maker" or the "payee" with 30 days written notice.

14. "**Business Day**" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are authorized or required by law or other government action to close.

15. "**Person**" means a corporation, an association, a partnership, limited liability company an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

IN WITNESS WHEREOF, the Maker has caused this Promissory. Note to be duly executed and delivered as of the date first set forth above.

Maker: Victory Energy Corporation

[signature]

Authorized Corporate Signatory
Victory Energy Corporation
Name: Robert J. Miranda
Title: Chief Executive Officer

PROMISSORY NOTE

$15,000 March 16, 2009

FOR VALUE RECEIVED, Victory Energy Corporation (the "Maker") hereby promises to pay to Dr. Ronald Zamber, or their successors and assigns for Loans to company (the "Payee"), a principal sum of fifteen thousand dollars (U.S. $15,000) (the "Principal Amount").

1. Payments and Maturity. The Principal and Interest Amount shall be due and payable on or before December 31, 2010.

2. Interest Rate. Interest shall accrue at 10% annual on the unpaid principal amount of this Secured Promissory Note.

3. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon, which shall be due and payable within fifteen (15) Business Days of the date on which the notice for the payment therefor is provided by the Payee. If the Maker fails to pay such payment hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Maker will pay interest thereon at a rate of 10% per annual (or such lesser amount permitted by applicable law), accruing daily from such date until such amount, plus all such interest thereon, is paid in full.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal and interest or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable;

(ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto; or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof makes a general assignment for the benefit of

creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

(iii) the Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the Promissory Note and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within fifteen (15) days after the date on which notice of such failure or breach shall have been given.

4. No Waiver of Payee's Rights, etc. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

5. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

6. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

7. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys' fees and expenses incurred by the Payee in pursuing collection of this Note.

8. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

9. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

10. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

11. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Clark, State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

12. **Definitions.** For the purposes hereof, the following terms shall have the following meanings:

13. **Termination.** The above agreement is for a 10 Month period commencing on the date hereof and will continue thereafter on a month-to-month basis until terminated by either the "Maker" or the "payee" with 30 days written notice.

14. **"Business Day"** means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are authorized or required by law or other government action to close.

15. **"Person"** means a corporation, an association, a partnership, limited liability company an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

IN WITNESS WHEREOF, the Maker has caused this Promissory. Note to be duly executed and delivered as of the date first set forth above.

Maker: Victory Energy Corporation

Authorized Corporate Signatory
Victory Energy Corporation
Name: Robert J. Miranda
Title: Chief Executive Officer

PROMISSORY NOTE

$10,000 December 23, 2008

FOR VALUE RECEIVED, Victory Energy Corporation (the "Maker") hereby promises to pay to Dr. Ronald Zamber, or their successors and assigns for Loans to company (the "Payee"), a principal sum of ten thousand dollars (U.S. $10,000) (the "Principal Amount").

1. Payments and Maturity. The Principal and Interest Amount shall be due and payable on or before December 31, 2010.

2. Interest Rate. Interest shall accrue at 10% annual on the unpaid principal amount of this Secured Promissory Note.

3. Conversion of Loan of Makers Preferred Stock If Applicable. At the option of the Payee, any outstanding unpaid Judgment Amount shall be convertible, ay any time and from time to time, into such number of fully paid and nonassessable shares of the makers Preferred Stock by the Conversion Price of $1.00 per share.

4. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon, which shall be due and payable within fifteen (15) Business Days of the date on which the notice for the payment therefor is provided by the Payee. If the Maker fails to pay such payment hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Maker will pay interest thereon at a rate of 10% per annual (or such lesser amount permitted by applicable law), accruing daily from such date until such amount, plus all such interest thereon, is paid in full.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary. or effected by operation of law or pursuant to any judgment, decree or order of any court. or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal and interest or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable;

(ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto; or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains

undismissed for a period of 60 days; or the Maker or any subsidiary, thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

(iii) the Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the Promissory Note and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within fifteen (15) days after the date on which notice of such failure or breach shall have been given.

5. <u>No Waiver of Payee's Rights, etc</u>. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

6. <u>Modifications</u>. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

7. <u>Cumulative Rights and Remedies; Usury</u>. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

8. <u>Collection Expenses</u>. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys' fees and expenses incurred by the Payee in pursuing collection of this Note.

9. <u>Successors and Assigns</u>. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

10. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

11. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

12. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Clark, State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

13. **Definitions.** For the purposes hereof, the following terms shall have the following meanings:

14. **Termination.** The above agreement is for a 25 Month period commencing on the date hereof and will continue thereafter on a month-to-month basis until terminated by either the "Maker" or the "payee" with 30 days written notice.

15. "**Business Day**" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are authorized or required by law or other government action to close.

16. "**Person**" means a corporation, an association, a partnership, limited liability company an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

IN WITNESS WHEREOF, the Maker has caused this Promissory Note to be duly executed and delivered as of the date first set forth above.

Maker: Victory Energy Corporation

Authorized Corporate Signatory
Victory Energy Corporation
Name: Jon Fullenkamp
Title: President

PROMISSORY NOTE

$20,000 December 15, 2008

FOR VALUE RECEIVED, **Victory Energy Corporation** (the "Maker") hereby promises to pay to Dr. Ronald Zamber, or their successors and assigns for Loans to company (the "Payee"), a principal sum of twenty thousand dollars (U.S. $20,000) (the "Principal Amount").

1. Payments and Maturity. The Principal and Interest Amount shall be due and payable on or before December 31, 2010.

2. Interest Rate. Interest shall accrue at 10% annual on the unpaid principal amount of this Secured Promissory Note.

3. Conversion of Loan of Makers Preferred Stock If Applicable. At the option of the Payee, any outstanding unpaid Judgment Amount shall be convertible, ay any time and from time to time, into such number of fully paid and nonassessable shares of the makers Preferred Stock by the Conversion Price of $1.00 per share.

4. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon, which shall be due and payable within fifteen (15) Business Days of the date on which the notice for the payment therefor is provided by the Payee. If the Maker fails to pay such payment hereunder in full pursuant to this Section on the date such amount is due in accordance with this Section, the Maker will pay interest thereon at a rate of 10% per annual (or such lesser amount permitted by applicable law), accruing daily from such date until such amount, plus all such interest thereon, is paid in full.

A "Triggering Event" means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary. or effected by operation of law or pursuant to any judgment, decree or order of any court. or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal and interest or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable;

(ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto; or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains

undismissed for a period of 60 days; or the Maker or any subsidiary, thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

(iii) the Maker shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, the Promissory Note and such failure or breach shall not, if subject to the possibility of a cure by the Maker, have been remedied within fifteen (15) days after the date on which notice of such failure or breach shall have been given.

5. No Waiver of Payee's Rights, etc. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers, or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

6. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

7. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

8. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys' fees and expenses incurred by the Payee in pursuing collection of this Note.

9. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term "Payee" as used herein, shall also include any endorsee, assignee or other holder of this Note.

10. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

11. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

12. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Clark, State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

13. **Definitions.** For the purposes hereof, the following terms shall have the following meanings:

14. **Termination.** The above agreement is for a 25 Month period commencing on the date hereof and will continue thereafter on a month-to-month basis until terminated by either the "Maker" or the "payee" with 30 days written notice.

15. "**Business Day**" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are authorized or required by law or other government action to close.

16. "**Person**" means a corporation, an association, a partnership, limited liability company an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

IN WITNESS WHEREOF, the Maker has caused this Promissory Note to be duly executed and delivered as of the date first set forth above.

Maker: Victory Energy Corporation

Authorized Corporate Signatory
Victory Energy Corporation
Name: Jon Fullenkamp
Title: President